united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 11/30/15

Item 1. Reports to Stockholders.

James Alpha Yorkville MLP Portfolio

Class A, C and I Shares

Annual Report
As Of November 30, 2015

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 4
Schedules of Investments	Page 6
Statements of Assets and Liabilities	Page 7
Statements of Operations	Page 8
Statements of Changes in Net Assets	Page 9
Financial Highlights	Page 10
Notes to Financials	Page 11
Report of Independent Registered Public Accounting Firm	Page 16
Supplemental Information	Page 17
Privacy Notice	Page 20

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST
Annual Report to Shareholders

January 2, 2016

Dear Shareholder:

We are pleased to provide you with this annual report on the investments and performance of the James Alpha Yorkville MLP Portfolio (the “Portfolio”), a portfolio in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from December 1, 2014 through November 30, 2015.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by the Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States (U.S.) advanced by an annualized growth rate (AGR) of 2.0% during the third quarter of 2015. This was a decline from the 3.9% AGR during the second quarter of 2015, and a slight decline from the 2.1% growth rate for the annual period through September 2015. Throughout the current economic expansion, which began in September 2009, the GDP has generally remained below its historic long term average year-over-year (y-o-y) growth rate of 3.1%.

At the December 16, 2015 Federal Reserve (Fed) Open Market Committee meeting, the Fed announced that it increased its target range for the federal funds rate to 0.25% - 0.5% from its prior target range of 0% - 0.25%. The Fed had maintained its prior target range from near the end of 2008. The Fed described its decision to raise the federal funds rate target as follows: “The Committee judges that there has been considerable improvement in labor market conditions this year, and it is reasonably confident that inflation will rise, over the medium term, to its 2% objective… The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2% inflation.” The Fed establishes its future monetary policy by forming a “grid” of assumptions detailing economic objectives that, if met, would be responded to with an adjustment in the federal funds target rate; we track this Fed projection grid, but find it more helpful to monitor the flow of money in the U.S. and the Fed’s balance sheet. When the Fed is accommodative, looking to increase liquidity and reserves in the banking system, hoping for additional lending and economic growth, they have three main tools they can employ: purchase of government securities (Open Market Operations), a lower fed funds discount rate, and lower banking reserve requirements.

The cycle of Fed monetary policy, and how it effects asset prices and the money supply, can be followed by using our perpetual correlation and probability models. Historically, our correlation studies show that the fluctuation of Total Reserves in the banking system has a very high correlation with the Monetary Base (MB) over the long term. However, when we examine some of the Fed’s most restrictive periods, this correlation drops significantly. The importance of this correlation is what it can tell us about how money under Fed control flows, or doesn’t, to the average American. When we compare the MB to a broad-based money supply measure such as M2 (M2 is primarily people’s savings accounts and short term holdings, such as cash and checking accounts) we find that they have almost no correlation to one another. Thus, while the Fed’s tools may be effective at supporting economic growth, they do not directly transfer money to the general population in the absence of solid economic growth and jobs gains. Consequently, while we continue to track Fed policy and commentary, we remain extremely focused on various general- and wage-growth metrics in the current mixed economic environment.

COMPARING THE PORTFOLIO’S PERFORMANCE TO BENCHMARKS

Please note that benchmarks do not necessarily provide precise standards against which to measure the Portfolio, in that the characteristics of benchmarks can vary widely at different points in time from the Portfolio (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, etc.). In addition, benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmarks’ performance while funds that do not exist anymore may be removed from the benchmarks’ performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investments and performance of the Portfolio. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 2117-NLD-2/5/2016

INVESTMENT REVIEW

JAMES ALPHA YORKVILLE MLP PORTFOLIO

Advised by: James Alpha Management, LLC, New York, New York

Objective: The Portfolio seeks current income and secondarily capital appreciation.

Total Aggregate Return for the Period Ended November 30, 2015
Inception:
3/31/15 – 11/30/15
Class A
With Sales Charge	-37.24%
Without Sales Charge	-33.41%
Class C
With Sales Charge	-34.35%
Without Sales Charge	-33.69%
Class I
Without Sales Charge	-33.37%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 31, 2015, is 3.79%, 4.54% and 3.54% for the A, C and I Classes respectively before any expense waivers or reimbursements. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2017, to ensure the total net operating expense ratio does not exceed 2.75%, 3.50% and 2.50% for the A, C and I classes, respectively.

As measured by the Yorkville MLP Universe Index, Master Limited Partnerships ("MLPs") generally performed poorly in 2015 posting one of the worst performing years for MLPs since the inception of the asset class. The Yorkville MLP Universe Index is a market capitalization weighted index, consisting of the entire universe of MLPs. With MLPs down sharply from their peak in August 2014, there is speculation that the MLP business model is broken; we do not believe that to be the case. We believe that 2015 witnessed certain unique situations in the MLP space that moving forward do not apply to the MLP asset class as a whole.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA YORKVILLE MLP PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Tallgrass Energy Partners LP	11.3%
Delek Logistics Partners LP	9.7%
Western Gas Equity Partners	8.2%
Columbia Pipeline Partners LP	7.4%
Cheniere Energy Parters LP	7.2%
Sunoco Logistics Partners LP	6.0%
EnLink Midstream LLC	6.0%
Energy Transfer Equity LP	5.7%
Enterprise Products Partners LP	5.6%
GasLog Partners LP - ADR	5.6%

*	Based on total net assets as of November 30, 2015.

Excludes short-term investments.

Portfolio Composition*

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS

JAMES ALPHA YORKVILLE MLP PORTFOLIO

November 30, 2015

Shares		Value
	COMMON STOCK - 96.8%
	GAS - 8.2%
13,300	Western Gas Equity Partners LP	$554,876

	OIL & GAS - 11.2%
17,980	Delek Logistics Partners LP	656,450
6,684	Sanchez Production Partners LP	101,931
		758,381
	PIPELINES - 71.8%
18,820	Cheniere Energy Partners LP	483,674
33,130	Columbia Pipeline Partners LP	498,275
20,380	Energy Transfer Equity LP	385,997
23,910	EnLink Midstream LLC	403,362
14,980	Enterprise Products Partners LP	380,342
15,140	Kinder Morgan, Inc.	356,850
7,550	MarkWest Energy Partners LP	362,400
9,240	Plains All American Pipeline LP	228,967
14,320	Rose Rock Midstream LP	299,717
14,560	Sunoco Logistics Partners LP	405,787
17,700	Tallgrass Energy Partners LP	761,985
10,230	Williams Partners LP	280,507
		4,847,863
	TRANSPORTATION - 5.6%
20,950	GasLog Partners LP	377,519

	TOTAL COMMON STOCK (Cost - $8,261,473)	6,538,639

	SHORT-TERM INVESTMENTS - 3.8%
259,254	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $259,254)	259,254

	TOTAL INVESTMENTS - 100.6% (Cost - $8,520,727) (a)	$6,797,893

	OTHER ASSETS AND LIABILITIES - (0.6)%	(43,999)

	NET ASSETS - 100.0%	$6,753,894

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,520,727 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$17,183
Unrealized depreciation:	(1,740,017)
Net unrealized depreciation:	$(1,722,834)

See accompanying notes to financial statements

JAMES ALPHA YORKVILLE MLP PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

Assets:
Investments, at cost		$8,520,727
Investments, at value		$6,797,893
Deferred Tax Asset	837,053
Less: Valuation Allowance	(832,636)
Net Deferred Tax Asset		4,417
Receivable for Fund shares sold		11,311
Prepaid expenses and other assets		16,027
Total Assets		6,829,648

Liabilities:
Deferred Tax Liability		4,417
Payble to manager		1,862
Supervisory fee payable		1,230
Payable for distribution (12b-1) fees		868
Custody fees payable		6,658
Trustee fees payable		240
Accrued expenses and other liabilities		60,479
Total Liabilities		75,754

Net Assets		$6,753,894

Net Assets:
Paid in capital		$9,061,622
Undistributed net investment income		(77,295)
Accumulated net realized (loss) from investments		(507,599)
Net unrealized appreciation on investments		(1,722,834)
Net Assets		$6,753,894

Net Asset Value Per Share
Class I
Net Assets		$3,542,047
Shares of beneficial interest outstanding		539,887
Net asset value/offering price per share (a)		$6.56

Class A
Net Assets		$2,478,547
Shares of beneficial interest outstanding		377,990
Net asset value (a)		$6.56
Offering price per share (maximum sales charge of 5.75%)		$6.96

Class C
Net Assets		$733,300
Shares of beneficial interest outstanding		111,940
Net asset value/offering price per share (b)		$6.55

(a)	Redemption price per share. The Portfolio will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. The Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

JAMES ALPHA YORKVILLE MLP PORTFOLIO
STATEMENT OF OPERATIONS
For the Period Ended November 30, 2015 (a)

Investment Income:
Dividend income	$256,835
Interest income	8
Less: Return of Capital	(238,552)
Total Investment Income	18,291

Operating Expenses:
Investment advisory fees	44,024
Supervisory fees	9,980
Distribution (12b-1) fees:
Class A Shares	1,196
Class C Shares	2,245
Audit and tax fees	57,621
Printing and postage expenses	10,805
Administration services fees	9,010
Custodian fees	6,658
Registration fees	1,362
Legal fees	1,098
Trustees’ fees and expenses	769
Compliance officer fees	619
Non 12b-1 fees shareholder servicing	93
Insurance expense	53
Miscellaneous expenses	1,895
Total Operating Expenses	147,428
Less: Fees waived/reimbursed by the Adviser	(51,842)
Net Operating Expenses	95,586

Net Investment Loss Before Taxes	(77,295)
Deferred Income Tax Benefit	—
Net Investment Income	(77,295)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(507,599)
(507,599)
Net change in unrealized depreciation of:
Investments	(1,722,834)
(1,722,834)

Net Realized and Unrealized Loss on Investments	(2,230,433)

Net Decrease in Net Assets Resulting From Operations	$(2,307,728)

(a)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

See accompanying notes to financial statements.

JAMES ALPHA YORKVILLE MLP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended
November 30, 2015 (a)
Operations:
Net investment income	$(77,295)
Net realized loss from investments	(507,599)
Net change in unrealized depreciation on investments	(1,722,834)
Net decrease in net assets resulting from operations	(2,307,728)

Distributions to Shareholders:
From Return of Capital
Class I	(52,604)
Class A	(6,753)
Class C	(4,318)
Total Dividends and Distributions to Shareholders	(63,675)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	5,284,163
Class A	2,873,694
Class C	933,400
Reinvestment of dividends and distributions
Class I	52,604
Class A	6,498
Class C	2,678
Redemption fee proceeds
Class I	28
Class A	18
Class C	6
Cost for shares redeemed
Class I	—
Class A	(2,598)
Class C	(25,194)
Net increase in net assets from shares transactions of beneficial interest	9,125,297

Total Increase in Net Assets	6,753,894

Net Assets:
Beginning of Period	—
End of Period *	$6,753,894
* Includes undistributed net investment income at end of period	$(77,295)
Share Activity:
Class I
Shares Sold	531,590
Shares Redeemed	—
Shares Reinvested from Dividends	8,297
Net increase shares of beneficial interest outstanding	539,887

Class A
Shares Sold	377,351
Shares Redeemed	(387)
Shares Reinvested from Dividends	1,026
Net increase shares of beneficial interest outstanding	377,990

Class C
Shares Sold	115,282
Shares Redeemed	(3,764)
Shares Reinvested from Dividends	422
Net increase shares of beneficial interest outstanding	111,940

(a)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

See accompanying notes to financial statements.

JAMES ALPHA YORKVILLE MLP PORTFOLIO
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Period Ended	Period Ended	Period Ended
	November 30, 2015 (1)	November 30, 2015 (1)	November 30, 2015 (1)
	Class I	Class A	Class C
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	(0.12)	(0.10)	(0.15)
Net realized and unrealized loss on investments	(3.22)	(3.24)	(3.22)
Total from investment operations	(3.34)	(3.34)	(3.37)
Dividends and Distributions:
Distributions from return of capital	(0.10)	(0.10)	(0.08)
Total dividends and distributions	(0.10)	(0.10)	(0.08)
Net Asset Value, End of Period	$6.56	$6.56	$6.55
Total Return (3,4)	(33.37)%	(33.41)%	(33.69)%
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$3,542	$2,479	$733
Ratio of gross expenses to average net assets including income tax expenses (5)	3.91%	4.16%	4.91%
Ratio of gross expenses to average net assets excluding income tax expenses (5)	3.91%	4.16%	4.91%
Ratio of net expenses to average net assets including income tax expenses (5,6)	2.50%	2.75%	3.50%
Ratio of net expenses to average net assets before income tax expenses (5,6)	2.50%	2.75%	3.50%
Ratio of Income Tax Expense (5,7)	0.00%	0.00%	0.00%
Ratio of net investment loss to average net assets (5,6)	(2.04)%	(2.03)%	(2.97)%
Portfolio Turnover Rate (4)	17%	17%	17%

(1)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

 Period Ended November 30, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of nineteen portfolios. Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Yorkville MLP Portfolio (the “Portfolio”) is managed by James Alpha Management, LLC (“James Alpha”). James Alpha serves as Adviser to the Portfolio; Yorkville Capital Management (“Yorkville”) serves as Sub-Adviser to the Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Portfolio is a non-diversified portfolio that seeks current income and secondarily capital appreciation. Currently, the Portfolio offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolio charges a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted bid price. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Portfolio, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Portfolio has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Portfolio sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Portfolio is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS
Period Ended November 30, 2015 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2015, for the Portfolio’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$6,538,639	$—	$—	$6,538,639
Money Market Funds	259,254	—	—	259,254
Total	$6,797,893	$—	$—	$6,797,893

The Portfolio did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.

It is the Portfolio’s policy to recognize transfers into and out of Levels at the end of the reporting period.

*	Refer to the Schedules of Investments for industry classifications.

(b)	Income Taxes

The Portfolio, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Portfolio intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Portfolio reports its allocable share of the MLP’s taxable income in computing its own taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Portfolio may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Portfolio does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code.

The Portfolio may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and any return of capital allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. For the period ending November 30, 2015, no estimated income from MLP investments was considered as a reasonable estimate could not be made for the initial year. From time to time, as new information becomes available, the Portfolio will modify its estimates or assumptions regarding its tax liability or asset.

The Portfolio income tax expense/ (benefit) for the year ended November 30, 2015, consists of the following:

		Deferred	Total
	Current Expense	Expense/(Benefit)	Expense/(Benefit)
Federal	—	—	—
State	—	—	—
Total	—	—	—

The Portfolio’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/ (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Portfolio is currently using an estimated rate of 34% for federal tax and 2.08% for state and local tax, net of federal tax benefit. Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and net realized and unrealized gain/(loss) on investments before taxes as follows:

	For the Period Ended November 30, 2015
	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	(784,627)	(34.00%)
State Tax Expense/(Benefit) (net of federal)	(48,009)	(2.08%)
Permanent Differences	—	—
Valuation Allowance	832,636	36.08%
Net Income Tax Expense/(Benefit)	—	—

NOTES TO FINANCIAL STATEMENTS
Period Ended November 30, 2015 (Continued)

Components of the Portfolio’s deferred tax assets and liabilities are as follows:

For the Period Ended
November 30, 2015
Deferred Tax Assets	Amount
Investment Basis Differences	621,605
Capital Losses	183,143
Net Operating Loss	32,305
Total Deferred Tax Assets	837,053
Valuation Allowance	(832,636)
Net Deferred Tax Assets	4,417
Deferred Tax Liabilities
Prepaid Expenses	(4,417)
Total Deferred Tax Liabilities	(4,417)
Net Deferred Tax Asset/(Liability)	—

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Portfolio has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. The Portfolio has recorded a valuation allowance of $832,636 of the net deferred tax asset at November 30, 2015, as the Portfolio believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. Among the factors considered in assessing the Portfolio’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. From time to time, as new information becomes available, the Portfolio will modify its estimates or assumptions regarding the deferred tax liability or asset.

The Portfolio files income tax returns in the U.S. federal jurisdiction and various states. Tax year (2015) remains open and subject to examination by tax jurisdictions. The Portfolio has reviewed all major jurisdictions and concluded that there is no significant impact on the Portfolio’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

As of November 30, 2015, the Portfolio had the following net operating loss:

	Origination	Amount	Expiration
Net Operating Loss	11/30/2015	$89,537	11/30/2035
Total		$89,537

(c)	Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(d)	Dividends and Distributions

Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio. Depreciation or other cost recovery deductions passed through to the Portfolio from investments in MLPs taxed as partnerships in a given year generally will reduce the Portfolio’s taxable income (and earnings and profits), but those deductions may be recaptured in the Portfolio’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Portfolio disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Portfolio’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Portfolio at the time the deductions were taken by the Portfolio, and even though the Portfolio’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

Distributions received from the Portfolio’s investments in MLPs generally are comprised of income and return of capital. The Portfolio records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(e)	Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to the Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolio of the Trust or another reasonable basis.

NOTES TO FINANCIAL STATEMENTS
Period Ended November 30, 2015 (Continued)

(f)	Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to James Alpha monthly by the Portfolio and are computed and accrued daily at an annual rate of 1.20% of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of the Portfolio’s average daily net assets decreasing at various asset levels or a minimum of $15,000 from the Portfolio annually paid out monthly.

The Trust and James Alpha, on behalf of the Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, James Alpha is currently waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at November 30, 2015, for the Portfolio were: 2.75%, 3.50% and 2.50% for Class A, C and I shares, respectively. Under the terms of the Expense Agreement, expenses borne by James Alpha are subject to reimbursement for up to three years from the end of the fiscal year the fees or expenses were incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with James Alpha shall continue through March 31, 2017. As of November 30, 2015, James Alpha has waived/reimbursed $51,842 in expenses which may be reimbursed to James Alpha by no later than November 30, 2018.

(b) The Distributer of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and James Alpha, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Portfolio’s Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager and James Alpha or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the period ended November 30, 2015, the Distributor did not receive sales charges on sales of the Portfolio’s Class A shares. The Distributor and James Alpha have advised the Portfolio that $124 in CDSC’s were collected.

(c) Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor provides administrative, fund accounting and transfer agency services to the Portfolio pursuant to agreements with the Trust, for which it receives from the Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio.

Certain officers of GFS and NLCS are also officers of the Trust.

3.	INVESTMENT TRANSACTIONS

(a) For the period ended November 30, 2015, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolio was $9,932,900 in purchases and $925,275 in sales.

4.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of November 30, 2015, Denis Nayden owns 50.45% of the Portfolio.

5.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The practical expedient allows entities to estimate the fair value of certain investments by using the NAV per share as of their measurement date. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTES TO FINANCIAL STATEMENTS
Period Ended November 30, 2015 (Continued)

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Saratoga Advantage Trust

We have audited the accompanying statement of assets and liabilities of the James Alpha Yorkville MLP Portfolio (the “Fund”), a series of Saratoga Advantage Trust, including the schedule of investments, as of November 30, 2015 and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period March 31, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of James Alpha Yorkville MLP Portfolio as of November 30, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period March 31, 2015 (commencement of operations) to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 1, 2015, through November 30, 2015.

Actual Expenses: The table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

					Hypothetical
			Actual		(5% return before expenses)

		Beginning		Expenses	Ending	Expenses
	Fund’s	Account	Ending	Paid During	Account	Paid During
	Annualized	Value	Account Value	Period*	Value	Period*
	Expense Ratio	6/1/15	11/30/15	6/1/15 – 11/30/15	11/30/15	6/1/15 – 11/30/15
James Alpha Yorkville MLP Portfolio:
Class I	2.50%	$1,000.00	$657.80	$10.39	$1,012.53	$12.61
Class A	2.75%	$1,000.00	$657.40	$11.43	$1,011.28	$13.87
Class C	3.50%	$1,000.00	$654.60	$14.52	$1,007.52	$17.61

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended November 30, 2015, (183) divided by the number of days in the fiscal year (365).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 60 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	19 Portfolios	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 73 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	19 Portfolios	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 74 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	19 Portfolios	None
Floyd E. Seal, 66 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997

Director of Operations, Pet Goods Manufacturing & Imports (1/2013 – Present); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA(1992 – 2012)

				19 Portfolios	None
Stephen H. Hamrick, 63 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (1/2011-Present) (Broker-Dealer); President, Lightstone Value Plus REIT (9/2007-7/2010) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-7/2010) (Broker-Dealer); Managing Director, WP Carey & Co. (2001- 2006) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker-Dealer)	19 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 59 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	19 Portfolios	None
Jonathan W. Ventimiglia, 32 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present), Marketing Associate (August 2005-Present) of Saratoga Capital Management, LLC.	19 Portfolios	None
James S. Vitalie, 55 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President of James Alpha Management, LLC (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	19 Portfolios	None
Michael J. Wagner, 65 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present)	19 Portfolios	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant	Advisor
FYE 11/30/15	$7,100.00	$900.00

(b)	Audit-Related Fees
	Registrant	Advisor
FYE 11/30/15	$0.00	$0.00

(c)	Tax Fees
	Registrant	Advisor
FYE 11/30/15	$55,000.00	$600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Advisor
FYE 11/30/15	$0.00	$0.00

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Advisor
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended November 30, 2015, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of November 30, 2015, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

  *         /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/08/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

  *         /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 02/08/16

By (Signature and Title)

  *         /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 02/08/16

* Print the name and title of each signing officer under his or her signature.